Exhibit 99.1

For Immediate Release Synchrony Financial (NYSE: SYF) July 18, 2022
SECOND QUARTER 2022 RESULTS AND KEY METRICS

3.4% Return on Assets	15.2% CET1 Ratio	$809M Capital Returned	CEO COMMENTARY

“Synchrony’s second quarter results are a testament to the strength of our diversified business model and the continued health of our customers,” said Brian Doubles, Synchrony’s President and Chief Executive Officer.

“The breadth and depth of our customer reach, combined with our wide range of products and value propositions and the growing spectrum of distribution channels across which we offer them, enables Synchrony to deliver the right product at the right time, as our customers’ needs change.

“As Synchrony continues to execute on our key strategic priorities and leverage our differentiated strengths, we are uniquely positioned to expand our wallet share while driving attractive outcomes for our many stakeholders.”

$82.7B Loan Receivables

Net Earnings of $804 Million or $1.60 Per Diluted Share

Consumer remains strong, leading to broad-based purchase volume and loan growth, and strong credit trends

Returned $809 million capital to shareholders, including $701 million of share repurchases

STAMFORD, Conn. – Synchrony Financial (NYSE: SYF) today announced second quarter 2022 net earnings of $804 million, or $1.60 per diluted share, compared to $1.2 billion, or $2.12 per diluted share in the second quarter 2021.

KEY OPERATING & FINANCIAL METRICS*
PERFORMANCE REFLECTS DIVERSIFIED BUSINESS MODEL AND CONTINUED STRENGTH OF THE CONSUMER
•Purchase volume increased 12% to $47.2 billion, or 16% on a Core basis**
•Loan receivables of $82.7 billion increased 5%, or 11% on a Core basis
•Average active accounts increased 4% to 68.7 million, or 8% on a Core basis
•New accounts decreased (6)% to 6.0 million, and increased 3% on a Core basis
•Net interest margin increased 182 basis points to 15.60%
•Efficiency ratio decreased 190 basis points to 37.7%
•Return on assets decreased 190 basis points to 3.4%
•Return on equity decreased 13 percentage points to 24.0%; return on tangible common equity*** decreased 16 percentage points to 30.3%

CFO COMMENTARY	BUSINESS AND FINANCIAL RESULTS FOR THE SECOND QUARTER OF 2022*
“Synchrony achieved a second consecutive quarter of record purchase volume, characterized by broad-based demand across our platforms, and continued receivables growth,” said Brian Wenzel, Synchrony’s Executive Vice President and Chief Financial Officer.

“Credit trends across our portfolio also continued to show signs of gradual normalization across all customer credit segments, reflecting both the health of the consumer and the resilience that comes from the combination of our proprietary data and our sophisticated underwriting.

“As our financial performance continues to demonstrate, Synchrony’s business model and balance sheet are purpose-built to deliver best-in-class financing flexibility to our customers, consistently strong outcomes for our partners, and resilient risk-adjusted returns for our stakeholders.”

BUSINESS HIGHLIGHTS
CONTINUED TO EXPAND PORTFOLIO AND EXTEND CUSTOMER REACH
•Added or renewed more than 25 programs, including Sleep Number, Sweetwater, Fleet Farm, Mitsubishi Electric and Suzuki
•Launched SetPay BNPL solution on Clover, which expands financing options available to hundreds of thousands of small businesses
•Expanded partnership with AdventHealth to offer CareCredit as primary patient financing solution across nationwide footprint

FINANCIAL HIGHLIGHTS
EARNINGS GROWTH DRIVEN BY STRENGTH ACROSS KEY BUSINESS DRIVERS
•Interest and fees on loans increased 13% to $4 billion, primarily driven by growth in average loan receivables.
•Net interest income increased $490 million, or 15%, to $3.8 billion, mainly due to higher interest and fees on loans.
•Retailer share arrangements increased $121 million, or 12%, to $1.1 billion, primarily driven by strong program performance.
•Provision for credit losses increased $918 million to $724 million, driven by a reserve release in the prior year, partially offset by lower net charge-offs.
•Other income increased $109 million, or 122%, to $198 million, primarily reflecting the impact of a $120 million gain on sale from the Gap and BP portfolios sold during the quarter.
•Other expense increased $135 million, or 14%, to $1.1 billion, driven by higher employee costs, marketing spend, information processing and other expense. Other expense included $62 million of costs related to additional marketing and site strategy actions reflecting a reinvestment of the gain on sale.
•Net earnings decreased to $804 million, compared to $1.2 billion.

CREDIT QUALITY
CREDIT PERFORMANCE CONTINUES TO BE DRIVEN BY A STRONG CONSUMER
•Loans 30+ days past due as a percentage of total period-end loan receivables were 2.74% compared to 2.11% last year, reflecting an increase of 63 basis points.
•Net charge-offs as a percentage of total average loan receivables were 2.73% compared to 3.57% last year, reflecting a decrease of 84 basis points.
•The allowance for credit losses as a percentage of total period-end loan receivables was 10.65% compared to 10.96% in the first quarter.

SALES PLATFORM HIGHLIGHTS
DIVERSITY ACROSS OUR PLATFORMS CONTINUES TO PROVIDE RESILIENCE
•Home & Auto purchase volume increased 12%, reflecting continued strength in Home and higher Auto-related spend. Period-end loan receivables increased 9%, reflecting purchase volume growth. Interest and fees on loans were up by 12%, primarily driven by the growth in loan receivables. Average active accounts increased 4%.
•Digital purchase volume increased 14%, with strong engagement across both new and established programs. Period-end loan receivables increased 14%, reflecting ongoing purchase volume growth. Interest and fees on loans increased 19%, reflecting loan receivables growth. Average active accounts increased 10%, with continuing strength particularly among established programs.
•Diversified & Value purchase volume increased 24%, reflecting strong retailer performance and customer engagement. Period-end loan receivables increased 12%, as strong purchase volume was partially offset by moderately higher payment rates. Interest and fees on loans increased 13%, driven by the growth in loan receivables, and average active accounts increased 10%.
•Health & Wellness purchase volume increased 15%, reflecting broad-based growth in active accounts and higher spend per active account, particularly in our Dental, Pet and Cosmetic categories. Period-end loan receivables increased 15%, generally reflecting higher promotional purchase volume. Interest and fees on loans increased 23%, driven primarily by loan receivables growth, and average active accounts increased 11%.
•Lifestyle purchase volume increased 2%, as strong retailer sales in Music, Luxury and Specialty were partially offset by the ongoing impact of inventory shortages in Outdoor. Period-end loan receivables increased 8%, reflecting the impact of several quarters of strong purchase volume and the longer-term nature of the financing products. Interest and fees on loans increased 7%, driven primarily by the growth in loan receivables. Average active accounts increased 3%.

BALANCE SHEET, LIQUIDITY & CAPITAL
FUNDING, CAPITAL & LIQUIDITY REMAIN ROBUST
•Loan receivables of $82.7 billion increased 5%; purchase volume increased 12% and average active accounts increased 4%.
•Deposits increased $4.9 billion, or 8%, to $64.7 billion and comprised 84% of funding.
•Total liquidity (liquid assets and undrawn credit facilities) of $18.9 billion, or 19.8% of total assets.
•The company returned $809 million in capital to shareholders, including $701 million of share repurchases and $108 million of common stock dividends.
•As of June 30, 2022, the Company had a total remaining share repurchase authorization of $2.4 billion.
•The estimated Common Equity Tier 1 ratio was 15.2% compared to 17.8%, and the estimated Tier 1 Capital ratio was 16.1% compared to 18.7%.

*All comparisons are for the second quarter of 2022 compared to the second quarter of 2021, unless otherwise noted.
         ** Financial measures shown on a Core basis are non-GAAP measures and exclude from both the prior and current years amounts related to portfolios sold in the second quarter of 2022. See non-GAAP reconciliation in the financial tables.
         *** Tangible common equity is a non-GAAP financial measure. See non-GAAP reconciliation in the financial tables.

CORRESPONDING FINANCIAL TABLES AND INFORMATION
No representation is made that the information in this news release is complete. Investors are encouraged to review the foregoing summary and discussion of Synchrony Financial's earnings and financial condition in conjunction with the detailed financial tables and information that follow and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed February 10, 2022, and the Company’s forthcoming Quarterly Report on Form 10-Q for the quarter ended June 30, 2022. The detailed financial tables and other information are also available on the Investor Relations page of the Company’s website at www.investors.synchronyfinancial.com. This information is also furnished in a Current Report on Form 8-K filed with the SEC today.

CONFERENCE CALL AND WEBCAST
On Monday, July 18, 2022, at 8:00 a.m. Eastern Time, Brian Doubles, President and Chief Executive Officer, and Brian Wenzel Sr., Executive Vice President and Chief Financial Officer, will host a conference call to review the financial results and outlook for certain business drivers. The conference call can be accessed via an audio webcast through the Investor Relations page on the Synchrony Financial corporate website, www.investors.synchronyfinancial.com, under Events and Presentations. A replay will also be available on the website.

ABOUT SYNCHRONY FINANCIAL
Synchrony (NYSE: SYF) is a premier consumer financial services company delivering one of the industry’s most complete digitally-enabled product suites. Our experience, expertise and scale encompass a broad spectrum of industries including digital, health and wellness, retail, telecommunications, home, auto, outdoor, pet and more. We have an established and diverse group of national and regional retailers, local merchants, manufacturers, buying groups, industry associations and healthcare service providers, which we refer to as our “partners.” We connect our partners and consumers through our dynamic financial ecosystem and provide them with a diverse set of financing solutions and innovative digital capabilities to address their specific needs and deliver seamless, omnichannel experiences. We offer the right financing products to the right customers in their channel of choice.

For more information, visit www.synchrony.com and Twitter: @Synchrony.

Investor Relations	Media Relations
Kathryn Miller	Sue Bishop
(203) 585-6291	(203) 585-2802

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This news release contains certain forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the "safe harbor" created by those sections. Forward-looking statements may be identified by words such as "expects," "intends," "anticipates," "plans," "believes," "seeks," "targets," "outlook," "estimates," "will," "should," "may" or words of similar meaning, but these words are not the exclusive means of identifying forward-looking statements. Forward-looking statements are based on management's current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. Factors that could cause actual results to differ materially include global political, economic, business, competitive, market, regulatory and other factors and risks, such as: the impact of macroeconomic conditions and whether industry trends we have identified develop as anticipated, including the future impacts of the novel coronavirus disease (“COVID-19”) outbreak and measures taken in response thereto for which future developments are highly uncertain and difficult to predict; retaining existing partners and attracting new partners, concentration of our revenue in a small number of partners, and promotion and support of our products by our partners; cyber-attacks or other security breaches; disruptions in the operations of our and our outsourced partners' computer systems and data centers; the financial performance of our partners; the sufficiency of our allowance for credit losses and the accuracy of the assumptions or estimates used in preparing our financial statements, including those related to the CECL accounting guidance; higher borrowing costs and adverse financial market conditions impacting our funding and liquidity, and any reduction in our credit ratings; our ability to grow our deposits in the future; damage to our reputation; our ability to securitize our loan receivables, occurrence of an early amortization of our securitization facilities, loss of the right to service or subservice our securitized loan receivables, and lower payment rates on our securitized loan receivables; changes in market interest rates and the impact of any margin compression; effectiveness of our risk management processes and procedures, reliance on models which may be inaccurate or misinterpreted, our ability to manage our credit risk; our ability to offset increases in our costs in retailer share arrangements; competition in the consumer finance industry; our concentration in the U.S. consumer credit market; our ability to successfully develop and commercialize new or enhanced products and services; our ability to realize the value of acquisitions and strategic investments; reductions in interchange fees; fraudulent activity; failure of third parties to provide various services that are important to our operations; international risks and compliance and regulatory risks and costs associated with international operations; alleged infringement of intellectual property rights of others and our ability to protect our intellectual property; litigation and regulatory actions; our ability to attract, retain and motivate key officers and employees; tax legislation initiatives or challenges to our tax positions and/or interpretations, and state sales tax rules and regulations; regulation, supervision, examination and enforcement of our business by governmental authorities, the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislative and regulatory developments and the impact of the Consumer Financial Protection Bureau’s regulation of our business; impact of capital adequacy rules and liquidity requirements; restrictions that limit our ability to pay dividends and repurchase our common stock, and restrictions that limit the Synchrony Bank’s ability to pay dividends to us; regulations relating to privacy, information security and data protection; use of third-party vendors and ongoing third-party business relationships; and failure to comply with anti-money laundering and anti-terrorism financing laws.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this news release and in our public filings, including under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed on February 10, 2022. You should not consider any list of such factors to be an exhaustive statement of all the risks, uncertainties, or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

NON-GAAP MEASURES
The information provided herein includes measures we refer to as “Core,” "tangible common equity," and certain “CECL fully phased-in" capital measures, which are not prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). For a reconciliation of these non-GAAP measures to the most directly comparable GAAP measures, please see the detailed financial tables and information that follow. For a statement regarding the usefulness of these measures to investors, please see the Company's Current Report on Form 8-K filed with the SEC today.